Putnam
Tax Exempt
Money Market
Fund

ANNUAL REPORT
September 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "Assets of money market mutual funds broke through the $1 trillion mark for the first time in their 25-year history last week, totaling $1.007 trillion for the period ending August 12. Assets have increased at an average of 45.3 percent a year over the past 20 years, and have increased by $147.2 billion, or 17.1 percent, over the past year alone (August 13, 1996, through August 12, 1997).

                          -- IBC's Money Fund Report, August 22, 1997

* "Our overriding concern must always be to maintain credit quality and stability of principal, since most of our investors choose the fund for precisely these reasons, even above the steady tax-free income it provides."

                          -- Brian S. Torpey, manager
                             Putnam Tax Exempt Money Market Fund

   CONTENTS

 4 Report from Putnam Management

 7 Fund performance summary

10 Portfolio holdings

14 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

In contrast to the somewhat unsettled interest-rate environment that prevailed when Putnam Tax Exempt Money Market Fund's management reported to you at the fiscal year's midpoint, stable rates kept fixed-income investors more or less calm during the second half. Ongoing economic strength raised some questions about inflation but current economic data continue to suggest growth slow enough to satisfy the ever vigilant Federal Reserve Board.

I am pleased to introduce your fund's new manager, Brian S. Torpey. Brian joined Putnam in 1996 as tax-exempt cash manager. He currently manages two other Putnam tax-exempt money market funds as well as the cash positions of our tax-exempt bond funds. Before coming to Putnam, Brian was with Municipal Market Data. He has nine years of investment industry experience.

In the following report, Brian reviews the fund's fiscal year that ended on September 30, 1997, and discusses prospects for the fiscal year just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 19, 1997



Report from the Fund Manager
Brian S. Torpey

Putnam Tax Exempt Money Market Fund concluded its fiscal year much as it began, in an environment marked by solid economic growth, low inflation, and relatively moderate interest rates. In this climate, your fund's conservative investment strategy continued to serve shareholders well. Once again, an emphasis on superior quality, capital preservation, and current tax-free income enabled the fund to provide a competitive total return while maintaining a stable $1.00 share price.

* STEADY GROWTH, LOW INFLATION ENVIRONMENT CONTINUES

The U.S. economy maintained its ongoing strength throughout the year. While the second quarter growth in gross domestic product (GDP) slowed slightly to 3.3% from 4.9% in the first quarter, summer and early fall statistics continued to indicate healthy growth. The index of leading economic indicators rose solidly in July and August, as did retail spending, construction spending, and industrial production. In fact, despite the UPS strike -- when some companies may have slowed output because of nonshipment of parts needed for their production lines -- recent production gains have been vigorous enough to surpass the torrid pace of capacity expansion. Consumer confidence has been rising too, closing in on the 28-year high seen in June.

In the past, economic strength has been a traditional harbinger of higher inflation. The current expansion has not followed suit thus far. Consumer prices, excluding food and energy costs, inched up at a scant 2.2% annual rate this year, down from 2.6% last year. However, there are hints that pressures may be building. Energy prices have moved up and labor markets remain tight with the nation's unemployment rate for the first half of 1997 falling below 5% for the first time since 1973. These factors, along with the labor-friendly UPS strike settlement, could push up inflation in the months ahead. This may prompt the Federal Reserve Board to tighten short-term interest rates in response.

* MONETARY POLICY STAYS ON HOLD FOR THE MOMENT

While volatility in the financial markets continues to reflect investor sensitivity to inflationary pressures, the Fed has not raised short-term interest rates since its March meeting. In April and May, money market security yields rose in expectation of another Fed increase, but the Fed failed to act and money market yields backed down to their current levels near the federal funds target rate. Although the "persistent strength in demand" cited by Fed officials as a key reason for their March interest-rate tightening has continued, this demand has not yet led to rising prices, and at subsequent meetings during the period, the Fed found no compelling reason to raise rates again. However, in his October congressional testimony, Fed Chairman Alan Greenspan did warn that the economy was still on "an unsustainable track" and had not slowed enough to eliminate the threat of renewed inflation. When those cautionary words will translate into interest-rate action remains to be seen.

* MONEY MARKET ATTRACTS CASH INFLOWS, MORE DERIVATIVES

Investors are finding the liquidity and quality of money market funds more appealing. In the past year, tax-exempt money market fund assets have increased by 10%, due to greater volatility in bond and equity markets and competitive yield relative to other short-term investments. Derivative issuance has also increased over this period. However, your fund has always avoided derivatives, preferring to focus exclusively on more conservative tax-exempt money market securities of the very highest quality. These include variable rate demand notes (VRDNs), tax-exempt notes, and municipal commercial paper from large top-quality issuers. VRDNs are instruments that pay variable interest rates that reset daily, weekly, or monthly. With the exception of general obligations issued by state governments, the vast majority of portfolio holdings are backed by bank letters of credit. The letters of credit guarantee that the short-term debt (money market instruments) in which your fund invests will be paid within a certain period. Currently, more than two-thirds of your fund's investments are backed by letters of credit.

*PORTFOLIO KEPT NEUTRAL IN EXPECTATION OF HIGHER RATES

We have continued to position the fund flexibly, seeking to balance yield concerns with the possibility of rising short-term interest rates. At the end of the fiscal year, the fund's average days-to-maturity was neutral relative to the market, allowing it to maintain a competitive yield while positioning it to take advantage of higher yields, should rates begin to rise.

Putnam Management believes it likely that the Fed will take action on short-term rates by early 1998. While actual inflation remains quite low, pressures are certainly building and the market remains vulnerable to any news of an uptick. With its neutral positioning and conservative, quality focused investment strategy, your fund remains well positioned for what lies ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/97, there is no guarantee the fund will continue to hold these securities in the future. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

PERFORMANCE COMPARISONS (9/30/97)
                                                Current          After-tax
                                                return*          return
------------------------------------------------------------------------------
Passbook savings account                         2.00%             1.21%
------------------------------------------------------------------------------
Taxable money market fund (7-day yield)          5.04              3.04
------------------------------------------------------------------------------
3-month certificate of deposit                   4.10              2.48
------------------------------------------------------------------------------
Putnam Tax Exempt
Money Market Fund (7-day yield)                  3.35              3.35
------------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 39.6% maximum federal income tax rate.

* Sources: BankBoston (passbook savings), Bank Rate Monitor (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax Exempt Money Market Fund is designed for investors seeking current income exempt from federal income tax, consistent with capital preservation, stable principal, and liquidity.

TOTAL RETURN FOR PERIODS ENDED 9/30/97
(most recent calendar quarter)
                                                    Lipper
                                                  Tax Exempt      Consumer
                                 Fund shares     Money Market      Price
                                 at NAV          Fund Average      Index
------------------------------------------------------------------------------
1 year                             3.09%            3.02%           2.15%
------------------------------------------------------------------------------
5 years                           13.74            14.09           14.08
Annual average                     2.61             2.67            2.67
------------------------------------------------------------------------------
Life of fund (10/26/87)           43.25            43.12           39.81
Annual average                     3.69             3.68            3.44
------------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and are not indicative of future returns. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The fund's holdings do not match those in the Lipper Average.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/97
------------------------------------------------------------------------------
Distributions (number)                                     12
------------------------------------------------------------------------------
Income                                                 $0.030444
------------------------------------------------------------------------------
Total                                                  $0.030444
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current 7-day yield1                                        3.35%
------------------------------------------------------------------------------
Taxable equivalent2                                         5.55
------------------------------------------------------------------------------
Current 30-day yield1                                       3.36
------------------------------------------------------------------------------
Taxable equivalent2                                         5.56
------------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

2 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

COMPARATIVE BENCHMARKS

Lipper Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper Analytical
Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended September 30, 1997

To the Trustees and Shareholders of
Putnam Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Money Market Fund, including the portfolio of investments owned, as of September 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Money Market Fund as of September 30, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                   Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 11, 1997



Portfolio of investments owned
September 30, 1997

Key to Abbreviations
G.O. Bonds   -- General Obligation Bonds
LOC          -- Letter of Credit
TAN          -- Tax Anticipation Notes
TRAN         -- Tax Revenue Anticipation Notes
VRDN         -- Variable Rate Demand Notes
D. Put Bonds -- Demand Put Bonds


MUNICIPAL BONDS AND NOTES (81.5%) *
PRINCIPAL AMOUNT                                                               RATINGS**       VALUE

Arizona (1.9%)
------------------------------------------------------------------------------------------------------------
     $2,000,000  Salt River, Agric. Rev. Bonds Ser. A, 7 7/8s, 1/1/98          Aaa            $    2,059,761

Arkansas (7.6%)
------------------------------------------------------------------------------------------------------------
      3,500,000  AR Hosp. Equip. Fin. Auth. VRDN (Baptist Hlth.),
                   4.15s, 11/1/10 (Credit Suisse (LOC))                        VMIG1               3,500,000
      4,500,000  U. of Arkansas VRDN (UAMS Campus), 3.5s,
                   12/1/19 (Credit Suisse (LOC))                               VMIG1               4,500,000
                                                                                              --------------
                                                                                                   8,000,000

California (5.1%)
------------------------------------------------------------------------------------------------------------
      3,500,000  CA Pub. Cap. Impt. Fin. Auth. D. Put Bonds Ser. C,
                   3.8s, 6/1/28 (National Westminster (LOC))                   VMIG1               3,500,000
      1,900,000  Oakland, VRDN (Cap. Equip.), 4.2s, 12/1/15
                   (National Westminister (LOC))                               P-1                 1,900,000
                                                                                              --------------
                                                                                                   5,400,000

Colorado (1.9%)
------------------------------------------------------------------------------------------------------------
      2,000,000  CO State Gen. Fund TRAN Ser. A, 4 1/2s, 6/26/98               SP1+                2,009,749

Delaware (0.9%)
------------------------------------------------------------------------------------------------------------
      1,000,000  DE State G.O. Bonds Zero %, 5/1/98                            Aa                    977,602

District of Columbia (3.8%)
------------------------------------------------------------------------------------------------------------
      4,000,000  District Columbia, TRAN Ser. B, 4 1/2s, 9/30/98
                   (Union Bk. of Switzerland (LOC)and Morgan
                   Guarantee Trust (LOC))                                      MIG1                4,024,179

Georgia (11.0%)
------------------------------------------------------------------------------------------------------------
      4,400,000  Fulton Cnty., Hsg. Auth. Multi-Fam. Hsg. VRDN
                   (Holcombs Landing Apts), 4.2s, 8/1/26
                   (First Union National Bank (LOC))                           A-1                 4,400,000
     2,750,000   Fulton Cnty., Hsg. Auth. Multi-Fam. Hsg. VRDN
                   (Spring Creek Crossing), 3.55s, 10/1/24
                   (Wachovia Bank of Georgia (LOC))                            A-1+                2,750,000
      4,500,000  Marietta, Hsg. Auth. Multi-Fam. VRDN
                   (Wood Pointe Apts.), 4.2s, 10/1/07                          A-1                 4,500,000
                                                                                              --------------
                                                                                                  11,650,000

Idaho (2.4%)
------------------------------------------------------------------------------------------------------------
      2,500,000  ID State G.O. TAN 4 5/8s, 6/30/98                             MIG1                2,513,406

Illinois (5.9%)
------------------------------------------------------------------------------------------------------------
      3,290,000  IL Dev. Fin. Auth. VRDN (Cook Composites
                   & Polymers), 3.95s, 2/1/09 (Societe
                   Generale (LOC))                                             A-1+                3,290,000
      2,900,000  Northbrook, Indl. Dev. VRDN (Euromarket
                   Designs, Inc.) 4.1s, 7/1/02 (Harris Trust
                   & Savings Bank (LOC))                                       A-1+                2,900,000
                                                                                              --------------
                                                                                                   6,190,000

Kentucky (1.9%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Clark Cnty., Poll. Control VRDN (Kentucky
                   Pwr. Natural Resources), 3.75s, 10/15/14                    VMIG1               2,000,000

Mississippi (7.6%)
------------------------------------------------------------------------------------------------------------
      3,800,000  Jackson Cnty., D. Put Bonds (Wtr. System), 3.55s,
                   11/1/24 (Chevron Corp. (LOC))                               VMIG1               3,800,000
      4,200,000  Perry Cnty., Poll. Control VRDN(Leaf River
                   Forest), 4.1s, 10/1/12 (Morgan
                   Guarantee (LOC))                                            P-1                 4,200,000
                                                                                              --------------
                                                                                                   8,000,000

Missouri (3.8%)
------------------------------------------------------------------------------------------------------------
      4,000,000  MO State Env. Impt. & Energy Auth. D. Put Bonds
                   (Union Electric Co.), 3.72s, 6/1/14
                   (Swiss Bank (LOC))                                          P-1                 4,000,000

North Carolina (4.3%)
------------------------------------------------------------------------------------------------------------
      4,000,000  NC Med. Care Cmnty. Hosp. VRDN
                   (Lincoln Hlth. Syst.), Ser. A, 4.1s, 4/1/16
                   (NationsBank (LOC))                                         A-1                 4,000,000
        500,000  NC Med. Care Cmnty. Hosp. VRDN
                   (Aces-Pooled Fin.), Ser. A, 3.85s, 10/1/20
                   (NationsBank of NC (LOC))                                   VMIG1                 500,000
                                                                                              --------------
                                                                                                   4,500,000
Oklahoma (4.3%)
------------------------------------------------------------------------------------------------------------
     4,500,000   Cushing, Muni. Auth. VRDN (Correctional Fac.),
                   4.15s, 11/1/17 (First Union National
                   Bank(LOC))                                                  VMIG1               4,500,000

Pennsylvania (5.1%)
------------------------------------------------------------------------------------------------------------
      4,600,000  Montgomery Cnty., Higher Ed. & Hlth.
                   Auth. VRDN (Philadelphia Presbytery),
                   4.1s, 7/1/25 (PNC Bk. (LOC))                                VMIG1               4,600,000
        805,000  Venango, Indl. Dev. Auth. VRDN (Penzoil
                   Co.), 4.4s, 12/1/12 (Mellon Bank (LOC))                     A-1                   805,000
                                                                                              --------------
                                                                                                   5,405,000

South Dakota (2.7%)
------------------------------------------------------------------------------------------------------------
      2,815,000  Rapid City, Econ. Dev. VRDN (Civic Ctr. Assoc.
                   Partnership), 4.5s, 12/1/16 (Citibank
                   N.A. (LOC))                                                 P-1                 2,815,000

Texas (4.6%)
------------------------------------------------------------------------------------------------------------
      4,900,000  Katy, Indpt. School Dist. G.O. D. Put Bonds
                   Ser. A 4.15s, 2/15/20                                       A-1+                4,900,000

Virginia (3.8%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Culpepper, Ind. Dev. Auth. Res. Care Fac.
                   VRDN (Baptist Homes), 4.1s, 11/1/17
                   (NationsBank of VA. (LOC))                                  A-1+                4,000,000

Wisconsin (2.9%)
------------------------------------------------------------------------------------------------------------
      3,000,000  WI State Rev Bonds 4 1/2s, 6/15/98                            MIG1                3,013,284
                                                                                              --------------
                 Total Municipal Bonds
                   and Notes  (cost $85,957,981)                                              $   85,957,981

MUNICIPAL COMMERCIAL PAPER (9.5%) *
PRINCIPAL AMOUNT                                                               RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------
     $2,000,000  Burlington KS Poll. Control, 3.95s
                   10/2/97 (Toronto Dominion Bank (LOC))                       A-1+           $    2,000,000
      2,500,000  Claiborne Cnty., MS PCRB (National Rural
                   Utility) 3.95s, 10/2/97                                     A-1+                2,500,000
      3,500,000  Pendleton Cnty., KY 3 3/4s, 10/7/97
                   (Commonwealth Bank of Australia (LOC))                      A-1+                3,500,000
      2,000,000  Sunshine State Gov. Fin. Comm. FL 3.8s,
                   10/15/97 (Union Bank of Switzerland (LOC))                  A-1+                2,000,000
                                                                                              --------------
                 Total Municipal Commercial
                   Paper (cost $10,000,000)                                                   $   10,000,000
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $95,957,981) ***                                     $   95,957,981
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $105,442,136.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

    Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

    Moody's Investor Service, Inc.

    MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing

    MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance

    AAA = Extremely strong capacity to pay interest and repay principal

    AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

    P-1 = Superior capacity for repayment

    P-2 = Strong capacity for repayment

    Standard & Poor's Corp.

    SP-1+ = Very strong capacity to pay principal and interest

    SP-1 = Strong capacity to pay principal and interest

    SP-2 = Satisfactory capacity to pay principal and interest

    A-1+ = Extremely strong degree of safety

    A-1 = Strong degree of safety

    A-2 = Satisfactory capacity for timely repayment

*** The aggregate identified cost on a tax basis is the same.

    The rates shown on VRDN and D. Put Bonds are the current Interest rates at September 30,1997, which are subject to change based on the terms of the security.

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
September 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                                  $ 95,957,981
---------------------------------------------------------------------------------------------------
Cash                                                                                         40,416
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                              584,658
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   13,347,292
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              219,300
---------------------------------------------------------------------------------------------------
Total assets                                                                            110,149,647

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        26,163
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          4,024,160
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  483,519
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 69,326
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                2,965
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,549
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       99,829
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         4,707,511
---------------------------------------------------------------------------------------------------
Net assets                                                                             $105,442,136

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $105,442,136
---------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($105,442,136 divided by 105,442,136 shares)                                                  $1.00
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended September 30, 1997

Tax exempt interest income:                                                             $3,660,143
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           457,535
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             217,281
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           6,687
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             5,695
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     20,509
--------------------------------------------------------------------------------------------------
Registration fees                                                                           34,799
--------------------------------------------------------------------------------------------------
Auditing                                                                                    34,881
--------------------------------------------------------------------------------------------------
Legal                                                                                       14,411
--------------------------------------------------------------------------------------------------
Postage                                                                                      8,505
--------------------------------------------------------------------------------------------------
Other                                                                                       11,970
--------------------------------------------------------------------------------------------------
Total expenses                                                                             812,273
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (209,441)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               602,832
--------------------------------------------------------------------------------------------------
Net investment income                                                                    3,057,311
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $3,057,311
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                        Year ended September 30
                                                                                 -------------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  3,057,311       $  2,389,511
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      3,057,311          2,389,511
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (3,057,311)        (2,389,511)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                         4,628,163         27,747,785
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              4,628,163         27,747,785

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       100,813,973         73,066,188
----------------------------------------------------------------------------------------------------------------------
End of year                                                                            $105,442,136       $100,813,973
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                   Year ended September 30
------------------------------------------------------------------------------------------------------------------------
                                               1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------
Net investment income                        $.0304           $.0298           $.0312           $.0191           $.0184
------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         .0304            .0298            .0312            .0191            .0184
------------------------------------------------------------------------------------------------------------------------
Total distributions                          (.0304)          (.0298)          (.0312)          (.0191)          (.0184)
------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                      3.09             3.02             3.16             1.93             1.85
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $105,442         $100,814          $73,066          $98,397          $81,076
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                       .80              .90              .81              .71              .99
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                      3.02             2.86             3.10             1.97             1.85
------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
September 30, 1997

Note 1
Significant accounting policies

Putnam Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuations The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders.

E) Amortization of bond premium and accretion of bond discount Premiums and discounts on short-term investments are amortized/accreted using the straight-line method.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Investment Management, Inc. ("Putnam Management"), the Fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.190% of the next $5 billion, and 0.180% thereafter. Prior January 20, 1997, any amount over $1.5 billion was based on 0.25%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1997, fund expenses were reduced by $209,441 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $206 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. Currently, no payments are being made under the plan.

For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter receives proceeds from contingent deferred sales charges. These charges apply to certain shares that have been exchanged from other Putnam funds. Putnam Mutual Funds received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1997, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $1,582,129,419 and $1,569,862,642, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                          Year ended
                                         September 30
------------------------------------------------------------
                                       1997             1996
------------------------------------------------------------
Shares sold                     956,290,369      785,297,019
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,849,509        2,296,709
------------------------------------------------------------
                                959,139,878      787,593,728

Shares
repurchased                    (954,511,715)    (759,845,943)
------------------------------------------------------------
Net increase                      4,628,163       27,747,785
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributins paid to your account in calendar 1997.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Diversified Equity Trust
Europe Growth Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund *
International New Opportunities Fund
Investors Fund
New Opportunities Fund +
OTC & Emerging Growth Fund [DBL. DAGGER]
Vista Fund
Voyager Fund
Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Growth and Income Fund II
International Growth and Income Fund
New Value Fund
Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Diversified Income Trust II
Federal Income Trust
Global Governmental Income Trust
High Yield Advantage Fund
High Yield Total Return Fund
High Yield Trust +
Income Fund
Money Market Fund **
Intermediate U.S. Government
Income Fund
Preferred Income Fund
U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund**
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE [SERVICE MARK] funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

             * Formerly Overseas Growth Fund

             + Closed to new investors. Some exceptions may apply. Contact
               Putnam for details.

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

            ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Brian S. Torpey
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN057-36837    11/97